Exhibit 10.6

 "From Vision to Fruition"

INVOICE

MIDAM VENTURES LLC
Invoice No :	1522 san ignacio ave	[08032015FBEC]
Date :	8/3/2015	Coral Gables, FL 33143
Customer ID :	FBEC_M08_2015	(786) 266-9555
Aheimann@MidamIr.com
TO	FBEC Worldwide Inc.
204 W. Main Street, Suite 106
Grass Valley CA 95945
(714)-462-9404
JOB TITLE	AMOUNT	Payment Terms
MARKETING & ADVERTISING FOR (FBEC)	60,000 NOT PAID
QUANTITY	DURATION	PRICE	Line Total	Description
8/3-9/2	$60,000.00	MARKETING / ADVERTISING FOR (FBEC)
*notes: see attached markrting budget. Upon receiving the payment of $60,000 we will send a paid-in full invoice back to FBEC Worldwide Inc.
$60,000.00
Remaining Subtotal
REMAINING TOTAL	60,000.00$

MIDAM VENTURES LLC

8/3/2015		MARKETING / ADVERTISING BUDGET
FBEC WORLDWIDE, INC.
Personnel	Budget	Actual	Difference ($)	Difference (%)
Office Staff	10,000.00$	10,000.00$	0.0%
Other	-$	-$	-$
Operating	Budget	Actual	Difference ($)	Difference (%)
Online Advertising / Marketing	15,000.00$	15,000.00$	-$	0.0%
Public Relations	10,000.00$	10,000.00$	-$	0.0%
Radio / TV / Print Media	20,000.00$	20,000.00$	-$	0.0%
PRINTED MATERIAL SELLING ASSETS	5,000.00$	5,000.00$	-$	0.0%
Total Expenses	60,000.00$	60,000.00$	-$	0.0%

BENEFICIARY: MIDAM VENTURES LLC

BENEFICIARY ADDRESS: 7480 SW 136 ST MIAMI, FL 33156

BENEFICIARY ACCOUNT #: xxxxxxxx

BENEFICIARY ROUTING #: 066004367

BANK NAME: CITY NATIONAL BANK OF FLORIDA

BANK ADDRESS: 2855 Le Jeune Rd, Coral Gables, FL 33134